BASIC EQUITY ACQUISITION CONTRACT

                                     BETWEEN

                  CITIBANK, N.A. AND CITIZENS UTILITIES COMPANY

                  The purpose of this Basic Equity Acquisition Contract (the "Master Confirmation"), dated as of February 24, 2000, is to set forth certain terms and conditions for equity purchase transactions that Citizens Utilities Company ("Counterparty") will enter into with Citibank, N.A. ("Citibank"). Each such transaction (a "Transaction") entered into between Citibank and
Counterparty that is to be subject to this Master Confirmation shall be evidenced by a written confirmation substantially in the form of Exhibit A hereto, with such modifications thereto as to which Counterparty and Citibank mutually agree (a "Confirmation"). This Master Confirmation and each Confirmation together constitute a "Confirmation" as referred to in the Agreement specified below.

                  This Master Confirmation and a Confirmation evidence a complete binding agreement between you and us as to the terms of the Transaction to which this Master Confirmation and such Confirmation relates. In addition, you and we agree to use our best efforts promptly to negotiate, execute and deliver an ISDA Master Agreement (Multicurrency-Cross Border) (the "ISDA Agreement") in the form published by the International Swaps and Derivatives Association, Inc. ("ISDA"), with such modifications as you and we shall in good faith agree (as modified, the "Agreement"). Upon the execution by you and us of the Agreement, this Master Confirmation and each Confirmation will supplement, form a part of, and be subject to the Agreement. A copy of the ISDA Agreement has been, or promptly after the date hereof will be, delivered to you. Prior to execution of the Agreement, this Master Confirmation and each Confirmation hereunder, together with all other documents referring to the ISDA Agreement (each a "Confirmation") confirming transactions (each a "Transaction") entered into between you and us (notwithstanding anything to the contrary in a Confirmation), shall supplement, form a part of, and be subject to an agreement in the form of the ISDA Agreement as if we had executed an agreement in such form (but without any Schedule) on the Trade Date of the first such Transaction between you and us.

                  The ISDA Agreement, this Master Confirmation and each Confirm-ation will be governed by the laws of the State of New York.

                  1. In the event of any inconsistency between this Master Confirmation, on the one hand, and the ISDA Agreement, or when executed, the Agreement, on the other hand, this Master Confirmation will control for the purpose of the Transaction to which a Confirmation relates. In the event of any inconsistency between the definitions and provisions of the ISDA Agreement, the Agreement (when executed) and this Master Confirmation, on the one hand, and a Confirmation, on the other hand, the Confirmation will govern. With respect to a Transaction, capitalized terms used herein that are not otherwise defined shall have the meaning assigned to them in the Confirmation relating to such Transaction or, if not defined therein, in the ISDA Agreement or, when executed, the Agreement.

                  2. Each party will make each payment specified in this Master Confirmation or a Confirmation as being payable by it, not later than the due date for value on that date in the place of the account specified below or otherwise specified in writing, in freely transferable funds and in a manner customary for payments in the required currency. This Master Confirmation and the Agreement, together with the Confirmation relating to a Transaction, shall constitute the written agreement between Counterparty and Citibank with respect to such Transaction.

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                  3. Each Transaction to which a Confirmation relates is a Basic
Equity Acquisition  Contract ("BEACON") transaction, the terms of which include:

                  4. General Definitions:
                     -------------------

Actual Dividends:    means, for any Transfer Date and  subject to  paragraph9(e)
                     ("Funding Cost Adjustment"), the  amount of  all  dividends
                     (other than dividends resulting in an adjustment   pursuant
                     to paragraph 8(c)  ("Adjustment  Events")  and  other  than
                     dividends   transferred   to   Counterparty   pursuant   to
                     paragraph 9(f) ("Dividends")) paid before the day on which the Unwind Period commences, to which would be entitled a holder of a number of Common Shares equal to the applicable
                     Daily Transfer Amount (or portion thereof) outstanding on the applicable ex-dividend date divided by the weighted average of the Tranche Prices Per Share for each Tranche
                     Amount included in such Daily Transfer Amount (or portion thereof).

BEACON Account(s):   means the account(s) in which  Citibank  shall  record  any
                     Common Shares,  Actual  Dividends, interest  on the  Actual
                     Dividends  that  are  cash  dividends,  and  other amounts.
                     Counterparty  shall  be  entitled  to  any  remaining  cash amounts  or  property  in  the  BEACON Account  on the last
                     Trading Day in an Unwind Period, provided that Counterparty has fully satisfied  all  of its payment  obligations  with respect to Citibank  pursuant  to this  Master Confirmation
                     and there is no  remaining   Outstanding  Aggregate Amount.
                     The BEACON Account(s)  will be captioned:   "Master BEACON,
                     February 24, 2000, Citizens Utilities Company."

Business Day:        means  a day (other than a  Saturday or a Sunday) on  which commercial  banks  generally  are  open for business in New
                     York City.

Carrying Rate:       means  on any day with respect  to any  Tranche  Amount (i)
                     until but not including the Initial Reset Date specified in the applicable Confirmation, the Tranche Initial Funding
                     Rate for that Tranche Amount plus the Carrying Spread specified in the applicable Confirmation and (ii) during each period thereafter, LIBOR determined as of the begin-ning of such period plus the Carrying Spread specified in the applicable Confirmation.

Closing Price:      means, with respect to a Trading Day, the  closing price per
                    Common Share on the principal Market on such day as reported by Bloomberg L. P. ("Bloomberg") or (A) if such price is not reported by Bloomberg, then as reported by such other recognized source selected by Citibank on the relevant day or (B) if the Common Shares cease to be listed on a national securities exchange or included in a quotation system, then the price as determined by Citibank in a commercially reasonable manner.

Common Shares:       means shares of Counterparty's common stock, par value $.25 per share.

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

LIBOR: means the rate per annum for U.S. dollar LIBOR (determined on the basis of the actual number of days elapsed over a 360-day year) for the appropriate reference period, as determined by Citibank, appearing (except as provided in the following sentence) on Telerate Page 3750 or any replacement of that page, two London Banking Days prior to the start of a relevant period, provided that if the rate cannot be so determined, it shall be determined as if USD-LIBOR-Reference Banks (as defined in the 1991 ISDA Definitions) had been specified for purposes of determining the rate. If the relevant period is one week or less, the reference period shall be one week, and the rate shall be as specified on Reuters Screen LIBO Page. LIBOR shall otherwise be determined by linear interpolation if the relevant period does not correspond exactly to a period for which rates appear on Telerate Page 3750 or its replacement. Except for the period ending on the Maturity Date, or if Counterparty notifies Citibank with an accept-able alternative period within 7 Trading Days prior to the applicable Reset Date, or unless the parties otherwise agree, the relevant period for determining LIBOR shall be three months. Citibank agrees it will not unreasonably withhold its acceptance of such alternative period.

London Banking Day:  Means any day on which commercial banks are open  for busi-
                     ness (including dealings in foreign exchange and foreign currency deposits) in London.

 Principal Market:   means the New York Stock Exchange or the principal national securities exchange or quotation system on which the Common
                     Shares may  be listed  or otherwise  included in the future should they cease to be quoted on such  exchange or  quota-
                     tion system.   All references to closing  prices  or  sales
                     prices for the Common Shares shall be to such prices on the Principal Market.

Trading Day:         means  a day  on which  the  Principal Market  is  open for trading.


                   5.  Initiation  of a  Transaction;  Increasing  Trans-
                       --------------------------------------------------
                       action Amount; Fees:
                       --------------------

         (a) Initiation of a Transaction. From time to time, Citibank may (but shall not be obligated to) agree to initiate a new Transaction at Counterparty's request. Counterparty shall specify in its request for a new Transaction a proposed Trade Date, Initial Reset Date, and Maturity Date for such Transaction. As promptly as practicable following the agreement to initiate a new Transaction, Citibank shall send Counterparty a Confirmation which shall include the Trade Date, Initial Reset Date, Notice Date, Optional Unwind Date, Maturity Date, Carrying Spread, Tranche Fee Rate and Commitment Fee to which the parties have agreed. Counterparty shall promptly either (i) sign such Confirmation indicating agreement thereto and return it to Citibank or (ii) notify Citibank of any disagreement with respect to the Confirmation.

         (b) Increasing Transaction Amount. Except as hereinafter provided, on any Trading Day (including the Trade Date) prior to the Initial Reset Date specified in the applicable Confirmation, Counterparty and Citibank may agree to increase the number of Common Shares under such Transaction. As used herein, "Tranche Date" means, with respect to a Transaction, each Trading Day (including, if applicable, the Trade Date) on which Common Shares are added to such Transaction in accordance with this paragraph (b) and "Tranche Amount" means, for each Tranche Date, the number of Common Shares added to such Transaction on such date multiplied by the Tranche Price Per Share (as defined


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

below) for such date. Citibank agrees that it will not unreasonably reject any request by Counterparty for a Tranche Amount, provided that (i) at any time, the sum of the Outstanding Aggregate Amounts (as defined below) for all Transactions shall not exceed $100,000,000, (ii) at any time, the sum of the aggregate numbers of Common Shares specified or to be specified on BEACON Account Schedule A for all Transactions shall not exceed 7,500,000 (subject to adjustment pursuant to paragraph 8(c) ("Adjustment Events")), (iii) Citibank may postpone a request in its absolute discretion for up to five Trading Days and (iv) a Tranche Amount may not be accumulated for more than one Transaction on a single day.

          (c) Outstanding Aggregate Amount. The term "Outstanding Aggregate Amount" means, in respect of a Transaction as of any date, a dollar amount equal to the sum of all original Tranche Amounts for such Transaction minus the sum of the Daily Transfer Amounts for each related Transfer Date (each as defined in paragraph 6) occurring prior to such date.

         (d) Procedure for Updating BEACON Account Schedule A. As promptly as practicable following any Tranche Date, Citibank and Counterparty shall update the BEACON Account Schedule A to the applicable Confirmation using the following procedure. Citibank shall send Counterparty a revised BEACON Account Schedule A which shall include the price per Common Share (the "Tranche Price Per Share"), and the rate to be used to calculate the funding cost to the third Trading Day after the Initial Reset Date (the "Tranche Initial Funding Rate") to which the parties have agreed for the related Tranche Amount. The Tranche Price Per Share shall include an amount equal to the Tranche Fee Rate specified in the applicable Confirmation. Counterparty shall promptly either (i) sign such revised BEACON Account Schedule A indicating agreement to Citibank's revisions thereof and return it to Citibank or (ii) notify Citibank of any disagreement with respect to Citibank's revisions to BEACON Account Schedule A.

         (e) Fees. Counterparty shall, by the third Trading Day following the Trade Date for a Transaction, pay to Citibank a Commitment Fee equal to the amount, if any, specified in the applicable Confirmation.

         (f) Suspension of Transactions. Notwithstanding anything to the contrary set forth in this paragraph 5, the obligation of Citibank to accumulate additional Tranche Amounts shall be suspended on any date when (i) a Share Price Event or Credit Event (each as defined in paragraph 7) has occurred on or before such date or (ii) an Event of Default, Potential Event of Default or Termination Event with this Transaction as an Affected Transaction has occurred and is continuing.

                  6.       Unwind Period Settlement Obligations:
                           ------------------------------------

         (a) Counterparty Unwind Period Settlement Option. Counterparty shall be entitled to direct by timely written notice to Citibank whether Settlement of the parties' respective obligations for a particular Unwind Period shall be by
(i) "Full Physical Settlement," (ii) "Net Share Settlement" or (iii) "Net Cash Settlement" (or if Counterparty fails to so direct, it shall be Full Physical Settlement according to the provisions below in paragraph (b)). If Counterparty directs Net Share Settlement or Net Cash Settlement, Counterparty shall provide notice of such direction (a "Net Settlement Notice") to Citibank not less than twenty Trading Days prior to the commencement of the relevant Unwind Period. A Net Settlement Notice shall be revocable by Counterparty through the close of business on the eleventh Trading Day prior to the commencement of the relevant Unwind Period. Upon (x) receipt by Citibank of a notice revoking a direction for Net Share Settlement or Net Cash Settlement, or (y) failure of the Counterparty to direct a settlement method by the close of business on the tenth Trading Day prior to the commencement of the relevant Unwind Period, Counterparty shall be deemed to have elected Full Physical Settlement. With respect to an Unwind


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

Period in connection with a Partial Termination Event, Share Price Event or Credit Event, Counterparty may elect Full Physical Settlement, Net Share Settlement or Net Cash Settlement on the first Business Day after receipt of notice from Citibank specifying the date of commencement of such Unwind Period and, after receipt of timely election of a settlement method from Counterparty, Citibank may, in response to a request by Counterparty to defer commencement of such Unwind Period, but shall not be required to, defer commencement of such Unwind Period to a date determined and designated by Citibank in a notice to Counterparty. The commencement of such Unwind Period can not be suspended by Counterparty other than pursuant to Section 7(f). The methods for determining the beginning and length of the "Unwind Period" for a "Maturity Termination" as well as for a "Share Price Event," a "Credit Event," an "Optional Unwind" and a "Partial Termination" are set forth in paragraph 7.

         Where: "Unwind Period" means a number of days designated by Citibank or as determined in paragraph 7 in which Citibank transfers Common Shares to the Counterparty or otherwise sells Common Shares in settlement or partial settlement of this Transaction. (b) Full Physical Settlement. If Counterparty does not otherwise direct Citibank, Full Physical Settlement shall take place with respect to an Unwind Period. Under Full Physical Settlement, on each Transfer Date in such Unwind Period, Citibank shall transfer to Counterparty a number of Common Shares equal to the Citibank Share Amount for such Transfer Date against payment by Counterparty to Citibank of cash equal to the Forward Amount for such Transfer Date.

         (c) Net Share Settlement. If Counterparty so directs Citibank, Net Share Settlement will take place with respect to an Unwind Period. Under Net Share Settlement, on each Transfer Date in such Unwind Period,

         (i) Citibank shall sell for cash a number of the Common Shares sufficient to yield proceeds equal to the Forward Amount divided by the Determination Price (but not to exceed the Citibank Share Amount) for the related Transfer Date, and

                  (A)    hold such cash proceeds in the BEACON Account,

                  (B) and record a reduction (but not below zero) in the number of Common Shares in the BEACON Account equal to the number of Common Shares sold;

         (ii) Citibank shall compute the "Counterparty Share Amount," which shall be the Forward Amount for such Transfer Date divided by the Determination Price for such Transfer Date;

         (iii)    (A)    if the  Citibank Share  Amount minus  the  Counterparty
                         Share Amount (the "Net Share Amount") is positive, then
                         Citibank shall transfer to Counterparty a number of the Common Shares equal to the Net Share Amount, and

                  (B) if the Net Share Amount is negative, then Counterparty shall transfer into the BEACON Account a number of Common Shares equal to the excess of the Counterparty Share Amount over the Citibank Share Amount and Citibank shall immediately sell for cash such transferred Common Shares and hold such cash proceeds in the BEACON Account; and

         (iv) Counterparty shall pay to Citibank an amount of cash equal to the Forward Amount.


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

         (d)      Net Cash Settlement. If Counterparty so directs Citibank,  Net
                  -------------------
Cash Settlement will take place with respect to an Unwind Period. Under Net Cash Settlement, on each Transfer Date in such Unwind Period,

         (i) Citibank shall sell (or be deemed to have sold) for cash at the Determination Price a number of the Common Shares equal to the Citibank Share Amount for the related Transfer Date and;

                  (A)      hold such cash proceeds in the BEACON Account, and

                  (B) record a reduction (but not below zero) in the number of Common Shares in the BEACON Account equal to the number of Common Shares sold; and

         (ii) Counterparty shall pay to Citibank an amount of cash equal to the Forward Amount.

         WHERE:

         "Citibank Share Amount" means, for any Transfer Date, the Daily Transfer Amount for such Transfer Date divided by the weighted average of the Tranche Prices Per Share for each Tranche Amount included in such Daily Transfer Amount.

         "Daily Transfer Amount" means, for any Transfer Date, the portion of the Outstanding Aggregate Amount subject to the related Unwind Period divided by the number of Unwind Period Days for such Unwind Period (each determined in accordance with paragraph 7). Tranche Amounts shall be allocated to the Daily Transfer Amount for any Transfer Date as determined by Citibank.

         "Forward Amount" means, for any Transfer Date, a dollar amount equal to
         (i) the Daily Transfer Amount for such Transfer Date plus (ii) Carrying Costs for such Transfer.

         "Transfer Date" means, in respect of each Unwind Period Day, the third Trading Day after such Unwind Period Day.

         "Unwind Period Day" means each Trading Day in an Unwind Period.
          -----------------

         "Carrying Costs" means, for any Transfer Date and subject to paragraph 9(e) ("Funding Cost Adjustment"), an amount equal to interest on the Daily Transfer Amount for such Transfer Date at the applicable Carrying Rate, compounded periodically each time LIBOR is reset on an actual/360 basis, for the period from and including the third Trading Day after the Tranche Date for each Tranche Amount included in such Daily Transfer Amount to but excluding such Transfer Date.

          "Determination Price" means, (i) for any Transfer Date where Counterparty has elected either Net Cash Settlement, or Net Share Settlement, the volume weighted average price (net of brokerage costs) of the Common Shares as traded on the New York Stock Exchange on the relevant Unwind Period Day.

         (e) Final Dividend Amount. In connection with each Unwind Period, Citibank shall transfer to Counterparty, promptly after the related dividend payment date and in the same form in which the dividend was made, the amount of all dividends (other than dividends resulting in an adjustment pursuant to


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


paragraph 8(c) ("Adjustment Events")) with an ex-dividend date before the last Trading Day in such Unwind Period and a dividend payment date on or after the first Trading Day in such Unwind Period to which a holder of a number of Common Shares equal to the Remaining Share Amount on the applicable ex-dividend date would be entitled.

         WHERE:

         "Remaining Share Amount" means, for any ex-dividend date, (i) the portion of the Outstanding Aggregate Amount that is the subject of the Unwind Period (determined in accordance with paragraph 7) outstanding on such ex-dividend date divided by the weighted average of the Tranche Prices Per Share for each Tranche Amount included in such portion of the Outstanding Aggregate Amount minus (ii) the Citibank Share Amount for each Transfer Date with a related Unwind Period Day occurring on or before such ex-dividend date.

         (f) Citibank Unwind Period Settlement Right. If Counterparty fails to comply with or perform any agreement or obligation contained in paragraph 10(c) ("Securities Laws and Registration--Registration Statement") or paragraph 10(e) ("Securities Laws and Registration--Due Diligence") or Counterparty's representations contained in paragraph 10(d) ("Securities Laws and Registration--Representations") are incorrect or misleading in any material respect, Citibank and its affiliates shall be entitled (in addition to any other remedies under the Agreement or otherwise) in connection with a Transfer Date:

         (i) to eliminate Counterparty's right to direct Net Share Settle-ment or Net Cash Settlement and effect Full Physical Settlement. Citibank shall give Counterparty notice of any such action; or

         (ii) to the extent Counterparty effects Physical Share Settlement in accordance with Section 6(b), to sell Common Shares in the BEACON Account or Common Shares received from Counterparty hereunder (including pursuant to this clause (ii)) on a private placement basis and apply the proceeds of such sale towards the payment of the Forward Amount for such Transfer Date and if Common Shares are so sold, Counterparty shall transfer to Citibank an amount of cash such that the aggregate actual net proceeds of the Common Shares so sold plus such cash amount is equal to the Forward Amount for such Transfer Date. If Counterparty does not deliver such amount of cash, Counterparty shall transfer to Citibank promptly upon request the number of Common Shares Citibank reasonably determines is adequate to realize actual net proceeds in such amount, and Counterparty's obligation to transfer Common Shares under this clause (ii) shall be a continuing one until Citibank or its affiliates have received actual net proceeds equal to the Forward Amount for such Transfer Date. Counterparty repre-sents that each of its filings under the Securities Act of
                  1933, as amended (the "Securities Act"), the Securities Exchange Act of 1934, as amended (the "Exchange Act") or other applicable securities laws that are required to be filed have been filed and that, as of the dates thereof there is and, as of each day on which Citibank or its affiliates sell Common Shares pursuant to this clause (ii), as supplemented by any information provided by Counterparty to Citibank, there will be no misstatement of material fact or omission of a material fact required to be stated therein or necessary to make the statements therein not misleading. Citibank and its affiliates shall be entitled to disclose any material non-public information regarding Counterparty in their possession to purchasers in such a private placement.


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

                  7.       Unwind Periods:
                           --------------

         (a) Maturity Termination. By the close of business in New York on the Notice Date specified in the applicable Confirmation, Counterparty shall propose to Citibank a Trading Day on which the Unwind Period ending on the Maturity Date specified in the applicable Confirmation will commence, such that the length of such Unwind Period is from 1 to 75 consecutive Trading Days inclusive (a "Maturity Termination"). If Citibank does not agree with Counterparty's proposal, the parties shall negotiate in good faith and, in the event the parties cannot agree by the tenth Business Day after the Notice Date, the Unwind Period shall commence on a Trading Day determined by Citibank such that the expected number of Trading Days in the Unwind Period ending on the Maturity Date shall be 40. An Unwind Period will commence on such Trading Day with respect to the entire Outstanding Aggregate Amount.

         (b) Optional Unwind. At any time, Counterparty (i) may notify Citibank of its desire to effect a transfer with respect to any portion or all of the Outstanding Aggregate Amount for any one or more Transactions having a Notice Date (as specified in the applicable Confirmation) after the proposed Unwind Period commencement date over such number of Trading Days, from 1 to 75 consecutive Trading Days inclusive, as Counterparty may determine (an "Optional Unwind") and (ii) shall include in such notice an irrevocable indication of its election pursuant to paragraph 6(a) ("Counterparty Unwind Period Settlement Option"). Citibank shall not unreasonably reject the proposed portion of such Outstanding Aggregate Amount, Unwind Period length, or commencement date of the Unwind Period relating to such Optional Unwind; provided that the provisions of paragraph 6(a) regarding notice and method of settlement shall apply to any Optional Unwind after Counterparty gives notice of its desire to effect an Optional Unwind. If any such term is not reasonably acceptable to Citibank, the parties shall negotiate in good faith to modify the proposed term, provided that if the parties cannot agree regarding the Unwind Period length, the number of Trading Days in the Unwind Period shall be 40. Citibank shall allocate the portion of the Outstanding Aggregate Amount that is to be the subject of the Unwind Period to one or more Transactions having a Notice Date after the Unwind Period commencement date as it determines appropriate. If the first Trading Day in the Unwind Period is before the Optional Unwind Date, if any, specified in the applicable Confirmation, Counterparty shall pay Citibank by the second Business Day following such Trading Day an amount equal to the present value (calculated by Citibank using a discount rate equal to LIBOR minus 0.125% per annum) of the Carrying Spread that would have been earned on the portion of the Outstanding Aggregate Amount subject to such Optional Unwind had it remained outstanding through such date.

         (c) Partial Termination Event. A "Partial Termination Event" shall occur if on any day (i) the Transaction Equity for such day exceeds 4.9% of the number of outstanding Common Shares on such day or (ii) the Net Transfer Balance for such day exceeds the Available Common Shares for such day, in each case determined on an aggregate basis for all outstanding Transactions. Upon the occurrence of a Partial Termination Event, Citibank shall be entitled to commence an Unwind Period with respect to a portion of the Outstanding Aggregate Amount for all Transactions equal to the amount determined by Citibank so that after completion of the Unwind Period related to the Partial Termination Event,
(x) in the case of (i) above, the Transaction Equity would not exceed 4.9% of the number of outstanding Common Shares and (y) in the case of (ii) above, the Net Transfer Balance would not exceed the Available Common Shares. Citibank shall allocate the portion of such Outstanding Aggregate Amount that is to be the subject of the Unwind Period to one or more Transactions as it determines appropriate. Such Unwind Period shall commence on a Trading Day and end on and include a Trading Day, each as designated by Citibank in a notice to Counterparty delivered at least two Business Days prior to the commencement date of the Unwind Period designated in such notice. At the option of Citibank upon notice to Counterparty, an Unwind Period that has commenced with respect to a Transaction shall terminate on the Trading Day prior to the start of the Unwind Period for such Partial Termination Event.

         WHERE:

         "Transaction Equity" means, with respect to any day, a number of Common Shares equal to the sum of (i) the Counterparty Share Amount for such day (determined using the Closing Price for such day and assuming an Unwind Period of one day) and (ii) the number of Common Shares held by Citibank or its affiliates on such day for other transactions with Counterparty.

         "Net Transfer Balance" means, with respect to any day, a number of Common Shares equal to the Counterparty Share Amount for such day (determined using the Closing Price for such day and assuming an Unwind Period of one day) minus the Citibank Share Amount for such day (assuming an Unwind Period of one day).

         "Available Common Shares" means, with respect to any day, a number of Common Shares equal to (i) the number of authorized Common Shares on such day minus (ii) the sum of (x) the number of outstanding Common Shares on such day and (y) the number of Common Shares reserved for other purposes.

         (d) Suspension of Unwind Period. Counterparty may, by notice to Citibank by 8:30 a.m. New York time on any Trading Day, suspend an Unwind Period for up to 5 days in the aggregate based on the advice of counsel respecting applicable federal securities laws that such Unwind Period should be suspended. As promptly as practicable after such suspension, Citibank will adjust any term of this Transaction relating to an Unwind Period, Maturity Date or other Trading Day or otherwise to the extent appropriate to effectuate the fundamental economic terms of this Transaction.

         (e) Unwind Periods in Effect. For purposes of "Optional Unwind" and "Maturity Termination," and unless Citibank (in the case of "Share Price Event," "Credit Event" or "Partial Termination Event") elects to terminate an Unwind Period in effect in accordance with the last sentence of such paragraphs, any Daily Transfer Amount for which an Unwind Period is in effect shall be deemed not outstanding for purposes of determining the Outstanding Aggregate Amount to be subject to such an Unwind Period.

         (f) Share Price Event. A "Share Price Event" shall occur if the Closing Price on any Trading Day is equal to or less than $8.00 per share (subject to adjustment pursuant to paragraph 8(c) ("Adjustment Events")). Upon the occurrence of a Share Price Event, Citibank shall be entitled to commence an Unwind Period with respect to the entire Outstanding Aggregate Amount two
Business Days after delivery of notice by Citibank to Counterparty of such event. Such Unwind Period shall commence on a Trading Day and end on and include a Trading Day, each as designated by Citibank. At the option of Citibank, any Unwind Period that had commenced prior to the start of the Unwind Period for such Share Price Event and not terminated shall terminate on the Trading Day prior to the start of the Unwind Period for such Share Price Event.

         (g) Credit Event. A "Credit Event" shall occur if (i) Counterparty's unsecured and unsubordinated long-term debt rating (not supported by third party credit enhancement), if any, falls to or below BBB- by Standard & Poor's Ratings Services (including its successors, "S&P"), Baa3 by Moody's Investors Service, Inc. (including its successors, "Moody's") or the equivalent rating by another nationally recognized statistical rating agency or in any case is suspended, withdrawn or otherwise unavailable, or (ii) an Event of Default described in
Section 5(a)(i), (ii), (iii), (iv), (v) or (vi) of the Agreement (other than an Event of Default under Section 5(a)(i), (ii), (iii) or (iv) that does not arise with respect to this Master Confirmation or a Transaction hereunder where the Counterparty is the Affected Party, or a Termination Event described in Section 5(b) of the Agreement (other than an Additional Termination Event Described in
Section 10(f) hereof) where the Counterparty is an Affected Party. Upon the occurrence and continuation of a Credit Event, Citibank shall be entitled to commence an Unwind Period with respect to the entire Outstanding Aggregate Amount. Such Unwind Period shall commence on a Trading Day and end on and include a Trading Day, each as designated by Citibank. At the option of Citibank, any Unwind Period that had commenced prior to the start of the Unwind Period for such Credit Event and not terminated shall terminate on the Trading Day prior to the start of the Unwind Period for such Credit Event.
Notwithstanding the provisions of Section 6 of the Agreement, upon the occurrence of an Event of Default or Termination Event described in clause (ii) above where the Counterparty is an Affected Party, the provisions of Section 6 of the Agreement will not be applicable, other than Section 6(b)(i), (ii) and
(iii) to the extent applicable.

                  8.       Disruptions and Adjustments:
                           ---------------------------

         (a) Market Disruption Events. If on any day that would otherwise be a Trading Day Citibank determines that there has been a material suspension or material limitation of trading in the Common Shares on the Principal Market, or that trading in securities in general on the Principal Market has been materially suspended or materially limited (a "Market Disruption Event"), then that day shall be deemed not to be a Trading Day (in whole or in part), and the next Trading Day shall be postponed to the first succeeding Trading Day on which, in Citibank's determination, there is no Market Disruption Event. As promptly as practicable after the occurrence of a Market Disruption Event, Citibank will adjust any term of this Transaction relating to an Unwind Period, Maturity Date or other Trading Day or otherwise to the extent appropriate to effectuate the fundamental economic terms of this Transaction.

         (b) Disruption of Transfer. If on any date there occurs an event beyond the control of the parties as a result of which The Depository Trust Company or any successor depository cannot effect a transfer of the Common Shares pursuant to this Transaction, the party obligated to transfer the Common Shares shall use its best efforts to cause the Common Shares to be transferred as promptly as practicable to the other party in any commercially reasonable manner. Each party agrees that if transfer of the Common Shares on any Transfer Date is subject to any restriction imposed by a regulatory authority, the parties will negotiate in good faith a procedure to effect transfer of such Common Shares in a manner that complies with any relevant rules of such regulatory authority.

         (c) Adjustment Events. In the event of (i) a subdivision, consolidation or reclassification of the Common Shares into a different number or kind of shares of stock of Counterparty, (ii) a dividend on the Common Shares paid in Common Shares, (iii) a merger or other transaction whereby the outstanding Common Shares are exchanged for another class of securities, or securities of another issuer, or (iv) any other similar event (an "Adjustment Event"), then in each case, Citibank shall make appropriate adjustments to the terms of this Transaction, and/or amend the definition of Common Shares or Share Price Event, such that the fundamental economic terms of this Transaction are equivalent to those in effect immediately prior to the Adjustment Event.

                  9.       Miscellaneous:
                           -------------

         (a) Early Termination. The parties agree that for purposes of Section 6(e) of the Agreement, Second Method and Loss will apply to this Transaction. The parties further agree that for purposes of calculating Citibank's Loss in connection with this Transaction, Citibank or any of its affiliates shall dispose of any Common Shares in the BEACON Account over a period consisting of
(i) in the case of an Early Termination Date resulting from an Event of Default, any number of Trading Days as Citibank may determine and (ii) in the case of an Early Termination Date resulting from a Termination Event, any number of Trading Days as Citibank may determine and to which Counterparty shall not unreasonably object.

         (b) Netting of Obligations; Rounding. The respective Common Share transfer and cash payment obligations on any day of Counterparty, on the one hand, and Citibank on the other hand, whether under a single or multiple Transactions, shall be netted. The number of Common Shares required to be transferred hereunder by either party shall be rounded down to the nearest number of whole shares, such that neither party shall be required to transfer any fractional shares.

         (c) Agreement regarding Common Shares. Each party agrees with the other that, in respect of any Common Shares transferred to the other party such shares will, at the time transfer, be free of liens and other encumbrances, and, in the case of Counterparty, such shares shall be, upon such transfer, duly and validly authorized, issued and outstanding, fully paid and nonassessable, and subject to no adverse claims of any other party. Citibank shall record any Common Shares in the BEACON Account.

         (d) Default Interest. If a party defaults in the performance of any obligation required to be settled by transfer, it will indemnify the other party on demand, in accordance with the practice of the Principal Market for the Common Shares, for any costs, losses or expenses (including the costs of borrowing Common Shares, if applicable) resulting from such default and, in addition, shall indemnify the other party for interest computed at the Default Rate for the period commencing on the Transfer Date and ending on the date such default is cured. A certificate signed by the transferee setting out such costs, losses or expenses in reasonable detail shall be conclusive evidence that they have been incurred, absent manifest error.

         (e) Funding Cost Adjustment. If for any reason the relevant interest period does not correspond with the reference period used for purposes of calculating Carrying Costs, Citibank shall adjust the terms of this Transaction appropriately to reflect any additional funding costs incurred, or any reduction in funding costs received, by Citibank.

         (f) Dividends. Citibank shall record Actual Dividends in the BEACON Account. Interest shall accrue at LIBOR less 0.125% on Actual Dividends that are cash dividends, commencing with the dividend payment date and such interest shall also be recorded in the BEACON Account. Citibank shall transfer to Counterparty, promptly after the related dividend payment date and in the same form in which the dividend was made, the amount of all dividends (other than cash dividends and dividends resulting in an adjustment pursuant to paragraph 8(c) ("Adjustment Events")) to which a holder of a number of Common Shares equal to the Dividend Share Amount on the applicable ex-dividend date would be entitled.

         WHERE:

         "Dividend Share Amount" means, for any ex-dividend date, a number of Common Shares equal to (i) the portion of the Outstanding Aggregate Amount outstanding on such ex-dividend date that is not, and has not been, the subject of an Unwind Period (determined in accordance with paragraph 7) when such dividend is paid divided by (ii) the weighted average of the Tranche Prices Per Share for each Tranche Amount included in such portion of the Outstanding Aggregate Amount.

         (g) Increased Costs. If Citibank determines that from the Trade Date of the relevant Transaction (i) due to either (x) the introduction of or any change in or in the interpretation of any law or regulation or (y) the compliance with any guideline or request from any central bank or other governmental authority (whether or not having the force of law), there shall be any increase in the cost to Citibank or its affiliates of engaging in this Transaction or related transactions, or (ii) compliance with any law or regulation or any guideline or request from any central bank or other governmental authority (whether or not having the force of law) increases or would increase the amount of any capital required or expected to be maintained by Citibank or any affiliate of Citibank as a direct or indirect consequence of this Transaction ("Increased Costs"), then Counterparty shall from time to time until this Transaction is no longer outstanding (whether through Optional Unwind or otherwise), promptly upon demand by Citibank, convey to Citibank additional amounts sufficient to compensate Citibank for such Increased Costs as are incurred; provided, however, that Counterparty's obligation to pay such additional amounts shall be limited to 15 percent of the Carrying Costs of this Transaction. Such additional amounts may, at Counterparty's option, be paid in U.S. dollars or be satisfied by transfer of a number of Common Shares having an equivalent value; provided, however, that Counterparty shall be entitled to satisfy such obligation by transfer of Common Shares only if it provides twenty Trading Days' notice and complies with its obligations and makes the representations set forth in paragraph 10 "Securities Laws and Registration") as if such transfer were in connection with Transfer Date to which Net Share Settlement or Net Cash Settlement applied for purposes of paragraph 6(a) ("Counterparty Unwind Period Settlement Option"). A certificate as to the amount of Increased Costs, submitted to Counterparty by Citibank, shall be conclusive and binding for all purposes absent manifest error. In the event that Citibank determines that it has incurred Increased Costs which exceed 15 percent of the Carrying Costs of this Transaction (an "Increased Cost Event"), Citibank shall be entitled to commence an Unwind Period with respect to the entire Outstanding Aggregate Amount. Such Unwind Period shall commence on a Trading Day and end on and include a Trading Day, each as designated by Citibank. At the option of Citibank, any Unwind Period that had commenced prior to the start of the Unwind Period for such Increased Cost Event and not terminated shall terminate on the Trading Day prior to the start of the Unwind Period for such Increased Cost Event.

         (h) Transfer. Notwithstanding Sections 7 or 10(b) of the Agreement, Citibank shall assign its rights and obligations hereunder to make or receive cash payments and transfer of Common Shares to a Citibank Affiliate (one or more affiliates of Citibank, wholly-owned, directly or indirectly, by Citigroup Inc., or any successor thereto); provided that Counterparty shall have recourse to Citibank in the event of the failure by a Citibank Affiliate to perform any of such obligations hereunder. Notwithstanding the foregoing, recourse to Citibank shall be limited to recoupment of Counterparty's monetary damages and Counterparty hereby waives any right to seek specific performance by Citibank of its obligations hereunder. Such failure after any applicable grace period shall be an Additional Termination Event with this Transaction as the sole Affected Transaction and Citibank as the sole Affected Party.

         (i) Consent to Recording. Each party (i) consents to the recording of the telephone conversations of trading and marketing personnel of the parties and their affiliates in connection with this Transaction and (ii) agrees to obtain any necessary consent of, and give notice of such recording to, such personnel of it and its affiliates.

         (j) Severability; Illegality. If compliance by either party with any provision of this Transaction would be unenforceable or illegal, (i) the parties shall negotiate in good faith to resolve such unenforceability or illegality in a manner that preserves the economic benefits of the transactions contemplated hereby and (ii) the other provisions of this Transaction shall not be invalidated, but shall remain in full force and effect.

         (k) Calculation Agent.Citibank shall make all calculations, adjustments and determinations required pursuant to this Transaction. Citibank's good faith calculations, adjustments and determinations shall be binding absent manifest error.

         (l) Cash Payments.   All references  herein to "dollars"  or "$" are to
U.S. dollars. All amounts payable in cash shall be payable in dollars in immediately available funds.

         (m) Waiver of Trial by Jury. EACH OF COUNTERPARTY AND CITIBANK HEREBY IRREVOCABLY WAIVES (ON ITS OWN BEHALF AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ON BEHALF OF ITS STOCKHOLDERS) ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS TRANSACTION OR THE ACTIONS OF CITIBANK OR ITS AFFILIATES IN THE NEGOTIATION, PERFORMANCE OR ENFORCEMENT HEREOF.

         (n) Financial  Statements.   Counterparty  will  provide  to   Citibank
promptly upon request copies of its most recent annual report containing audited or certified financial statements.

         (o) Delivery of Opinion. On the date hereof, Counterparty will provide to Citibank an opinion of counsel regarding this Master Confirmation and the Transactions contemplated hereby in form and substance reasonably satisfactory to Citibank. Upon the request of Citibank, Counterparty will provide to Citibank such an opinion in connection with particular Transactions on or prior to the Trade Date thereof.

         (p) Voting of Common Shares. Citibank and its affiliates shall not exercise any voting rights with respect to any Common Shares recorded in the BEACON Account. This provision shall not preclude Citibank or its affiliates from voting Common Shares that are not held in connection with a Transaction. The provisions of this paragraph shall not remain in force or effect (i) during an Unwind Period, unless Counterparty has elected or been deemed to have elected Full Physical Settlement in accordance with the provisions of paragraph 6(a) or 6(b) and performed in accordance with Section 6(b), or (ii) at any time an Event of Default or Termination Event has occurred and is continuing and with respect to which Counterparty is the Defaulting Party or an Affected Party.

         (q) Tax Reporting. Citibank and the Counterparty agree that the requirement of the Counterparty to pay the Forward Amount is an obligation described in, and shall be reported in accordance with the requirements of, Subtitle A, Ch. 1P, Part V, Subpart A of the Internal Revenue Code of 1986, as amended. Citibank shall furnish Counterparty with all information necessary for Counterparty to file its tax returns in such a manner.

                  10.      Securities Laws and Registration:
                           --------------------------------

         (a)      Compliance with Securities Laws.  Counterparty agrees:
                  ------------------------------------------------------

                  (i) with respect to each Tranche Date, that if it were to have effected transactions in the Common Shares on such Tranche Date, whether on the Principal Market or otherwise, such transactions would not have violated any applicable securities law;

                 (ii) that it is not, on any Tranche Date, engaged in a distribution, as such term is used in Regulation M under the Securities Act, of any securities of the Counterparty; and

                 (iii) that it is not entering into any Tranche to create actual or apparent trading activity in the Common Shares (or any security convertible into or exchangeable for Common Shares) or to raise or depress or to manipulate the price of the Common Shares (or any shares convertible into or exchangeable for Common Shares).

         (b) Triggers for Shelf Registration. Unless Counterparty has (A) given notice of its desire to effect an Optional Unwind with respect to the entire Outstanding Aggregate Amount for all Transactions upon terms reasonably satisfactory to Citibank and (B) irrevocably directed Full Physical Settlement pursuant to paragraph 6(a) ("Counterparty Unwind Period Settlement Option"), Counterparty shall file the Registration Statement referred to in paragraph (c) below within five days of the occurrence of either (x) the Closing Price on any Trading Day being equal to or less than $10.00 per share (subject to adjustment pursuant to paragraph 8(c) ("Adjustment Events")) or (y) Counterparty's unsecured and unsubordinated long-term debt rating (not supported by third party credit enhancement) falling to or below BBB by S&P, Baa2 by Moody's or the equivalent rating by another nationally recognized statistical rating agency or in any case being suspended or withdrawn, and thereafter use its best efforts to have the Registration Statement declared effective as soon as possible and remain effective over the remaining term of this Transaction.

         (c) Registration Statement. Unless in connection with an Unwind Period, Counterparty directs Full Physical Settlement pursuant to paragraph 6(a) ("Counterparty Unwind Period Settlement Option"), Counterparty agrees to make available to Citibank and its affiliates an effective registration statement (the "Registration Statement") pursuant to Rule 415 under the Securities Act and one or more prospectuses as necessary to allow Citibank and its affiliates to comply with the applicable prospectus delivery requirements (the "Prospectus") for the resale by Citibank and its affiliates of the Common Shares in the BEACON Account (or such greater number as Citibank shall reasonably specify), such Registration Statement to be effective and Prospectus to be current for each day in the Unwind Period and for at least ten Trading Days after the Unwind Period (excluding days on which the Unwind Period has been suspended pursuant to paragraph 7(f) ("Suspension of Unwind Period")). It is understood that the Registration Statement and Prospectus may cover a number of Common Shares equal to all Common Shares acquired by Citibank or its affiliates in connection with this Master Agreement plus all Common Shares transferred by Counterparty pursuant to this Transaction. Citibank shall provide, by a reasonable time in advance, such information regarding Citibank and its affiliates as Counterparty, upon advice from counsel, reasonably determines is required to be included in the Prospectuses. Counterparty shall pay the applicable registration fee and all costs in connection with the preparation of the Registration Statement and the Prospectus including, without limitation, Citibank's legal expenses in connection with the preparation of the Registration Statement and the Prospectus and the cost of printing the Prospectus. Citibank agrees that except as Counterparty shall otherwise agree, it and its affiliates shall sell Common Shares pursuant to the Prospectus only on the Principal Market, and Counterparty agrees to take all required action so that all Common Shares covered by the

Registration Statement are eligible for sale on the Principal Market and otherwise to take such actions reasonably requested by Citibank to facilitate the disposition of the Common Shares.

         (d) Representations. Counterparty represents (A) on the Trade Date of this Transaction, (B) on each day on which the Transaction amount is being increased, and (C) unless Counterparty directs Full Physical Settlement pursuant to paragraph 6(a) ("Counterparty Unwind Period Settlement Option"), on each day described in paragraph (c) above in connection with an Unwind Period, that (x) each of its filings under the Securities Act, the Exchange Act or other applicable securities laws that are required to be filed have been filed and that, as of the respective dates thereof and as of the date of this representation, there is no misstatement of material fact contained therein or omission of a material fact required to be stated therein or necessary to make the statements therein not misleading and (y) in the case of (B), a purchase by Counterparty of a number of Common Shares equal to the Tranche Amount for the related Tranche Date divided by the related Tranche Price Per Share, whether on the Principal Market or otherwise, would be in compliance with applicable law and all contractual obligations of Counterparty and its affiliates.

         (e) Due Diligence. Unless by the close of business on the twentieth Trading Day prior to the commencement of the relevant Unwind Period Counterparty directs Full Physical Settlement pursuant to paragraph 6(a) ("Counterparty Unwind Period Settlement Option"), Counterparty agrees to provide to Citibank and its affiliates by the Trading Day before the commencement of the relevant Unwind Period opinions of counsel, comfort letters, officers' certificates and representations and such other documents as may be reasonably requested by Citibank. Counterparty also agrees that beginning (x) no later than such twentieth Trading Day before the commencement of the relevant Unwind Period and
(y) on the date of occurrence of an event that obligates Counterparty to file a Registration Statement pursuant to paragraph (b) above, Citibank and its affiliates shall be entitled to perform such diligence as Citibank may reasonably request. In addition, from time to time, Citibank shall be entitled to attend, with notice, Counterparty's meetings with equity analysts and make reasonable inquiries of appropriate officers of Counterparty.

         (f) Additional Termination Event. The failure by Counterparty to comply with its obligations under paragraphs (b), (c) and (e) above, if such failure is not remedied on or before the third Business Day after notice of such failure is given to Counterparty, shall constitute an Additional Termination Event with Counterparty as the sole Affected Party and this Transaction as the sole Affected Transaction.

                  11.      Indemnification and Contribution:
                           --------------------------------

         (a) Indemnification by Counterparty. Counterparty agrees to indemnify and hold harmless Citibank, its affiliates, their respective directors, officers, employees, agents, advisors, brokers effecting sales of Common Shares on behalf of Citibank or its affiliates and representatives and each person who controls Citibank or its affiliates within the meaning of either the Securities Act or the Exchange Act against, (and Counterparty agrees that no indemnified party shall have any liability to Counterparty or any of its affiliates, officers, directors, or employees for, any liability (whether direct or indirect, in contract, tort or otherwise) for), any losses, claims, damages, liabilities or expenses, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions, claims, investigations or proceedings in respect thereof, whether commenced or threatened) (A) arise out of or relate to (x) actions or failures to act by

Counterparty (including any misstatement or alleged misstatement of a material fact contained in the Registration Statement or the Prospectus (or in any
offering materials or supplemental information provided by or on behalf of Counterparty in connection with any sales on a private placement basis pursuant to paragraph 6(f) ("Citibank Unwind Period Settlement Option")), or in any amendment thereof or supplement thereto, or omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading) or (y) actions or failures to act by an indemnified party with the consent of or in reliance on Counterparty or (z) otherwise arise out of or relate to any breach or violation by Counterparty of, or misrepresentation by Counterparty under, the Master Confirmation, or allegation by a third party that Counterparty acted or failed to act in a manner that, as alleged, would have constituted such a breach, violation or misrepresentation. Counterparty agrees, promptly on demand, to reimburse each such indemnified party for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, expense or action. Notwithstanding anything to the contrary in the foregoing, Counterparty will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to Counterparty by or on behalf of Citibank specifically for use in connection with the preparation of the Prospectus or any supplement thereto. This indemnity agreement will be in addition to any liability that Counterparty may otherwise have.

         (b) Indemnification by Citibank. Citibank agrees to indemnify and hold harmless Counterparty, its affiliates, their respective directors, officers, employees and agents, and each person who controls Counterparty within the meaning of either the Securities Act or the Exchange Act, to the same extent as the foregoing indemnity from Counterparty to Citibank, but only with reference to written information furnished to Counterparty by or on behalf of Citibank specifically for use in the preparation of the Prospectus or any supplement thereto. This indemnity agreement will be in addition to any liability which Citibank may otherwise have.

         (c) Legal Proceedings. Promptly after receipt by an indemnified party under paragraphs (a) or (b) above of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under paragraphs (a) or (b) above, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability that it may have to any indemnified party otherwise than under paragraphs (a) or (b) above or, in respect of paragraphs (a) or (b) above, to the extent that the indemnifying party was not materially prejudiced by such failure to notify. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice transferred to the indemnified party promptly after receiving the aforesaid notice from such indemnified party to assume the defense thereof, with counsel satisfactory to such indemnified party; provided that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to represent such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under paragraphs (a) or (b) above for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (A) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel), representing the indemnified parties who are parties to such action), (B) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (C) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (A) or (C) is applicable, such liability shall be only in respect of the counsel referred to in such clause (A) or (C). The indemnifying party shall not be liable for any transfer of any proceeding effected without its written consent, but if settled with such consent or if there shall be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such transfer or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability arising from such proceeding.

         (d) Contribution. If the indemnification provided for above is unavailable to an indemnified party in respect of any losses, claims, damages, expenses or liabilities referred to herein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, expenses or liabilities, in such proportion as is appropriate to reflect not only the relative fault of Counterparty on the one hand and of Citibank on the other in connection with the statements or omissions that resulted in such losses, claims, damages, expenses or liabilities, but also any other relevant equitable considerations. The relative fault of Counterparty on the one hand and Citibank on the other shall be determined by reference to, among other things, whether the misstatement or alleged misstatement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by Counterparty or by Citibank and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages and liabilities referred to above shall be deemed to include, subject to the limitations set forth above, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The parties agree that it would not be just and equitable if contribution pursuant to this paragraph (d) were determined by method of allocation that does not take account of the equitable considerations referred to in this paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  12.      Representations:
                           ---------------

         (a) Each party represents (which representations will be deemed to be repeated on each Tranche Date) to the other party that:

         (i) It is acting as principal for its own account and not as agent when entering into this Transaction;

         (ii) It has sufficient knowledge and expertise to enter into this Transaction and it is entering into this Transaction in reliance upon such tax, accounting, regulatory, legal, and financial advice as its deems necessary and not upon any view expressed by the other. It has made its own independent decision to enter into this Transaction, is acting at arm's length and is not relying on any communication (written or oral) of the other party as a recommendation or investment advice regarding this Transaction. It has the capability to evaluate and understand (on its own behalf or through in-dependent professional advice), and does understand, the terms, conditions and risks of this Transaction and is willing to accept those terms and conditions and to assume (financially and otherwise) those risks. It acknowledges and agrees that the other party is not acting as a fiduciary or advisor to it in connection with this Transaction. It is entering into this Transaction for the purposes of hedging its underlying assets or liabilities, or in connection with a line of business or a share repurchase program, and not for purposes of speculation; and

         (iii) It is an "accredited investor" as defined in Section 2(15)(ii) of the Securities Act and an "eligible swap participant" as such term is defined in 17 C.F.R.ss 35.1(b)(2).

         (b) Counterparty represents (which representations will be deemed to be repeated on each Tranche Date) to Citibank that:

         (i) It understands no obligations of Citibank to it hereunder will be entitled to the benefit of deposit insurance and that such obligations will not be guaranteed by any affiliate of Citibank or any governmental agency;

         (ii) Its financial condition is such that it has no need for liquidity with respect to its investment in this Transaction and no need to dispose of any portion thereof to satisfy any existing or contemplated undertaking or indebtedness. Its investments in and liabilities in respect of this Transaction, which it understands is not readily marketable, is not disproportionate to its net worth, and it is able to bear any loss in connection with this Transaction, including the loss of its entire investment in this Transaction;

         (iii) It understands that this Transaction and, except as provided in paragraph 10 ("Securities Laws and Registration"), the transactions contemplated herein will not be registered under the Securities Act or any state securities law or other applicable federal securities law;

         (iv) IT UNDERSTANDS THAT THIS TRANSACTION IS SUBJECT TO COMPLEX RISKS WHICH MAY ARISE WITHOUT WARNING AND MAY AT TIMES BE VOLATILE AND THAT LOSSES MAY OCCUR QUICKLY AND IN UNANTICIPATED MAGNITUDE AND IS WILLING TO ACCEPT SUCH TERMS AND CONDITIONS AND ASSUME (FINANCIALLY AND OTHERWISE) SUCH RISKS; and

         (v) Its present intention is to direct Full Physical Settlement under paragraph 6(a) ("Counterparty Unwind Period Settlement Option") in connection with this Transaction.

         (c) With respect to this Transaction, each representation under the Agreement made or deemed made on each date on which a Transaction is entered into shall be deemed made on each Tranche Date.

                  13.      Accounts for Payment:
                           --------------------

                  To Citibank:              Citibank, N.A.
                                            ABA# 021000089
                                            For credit to Equity Derivatives
                                            DDA# 00167679

                  To Counterparty:  To be advised.

                  14.      Transfer Instructions:
                           ---------------------

         Unless  otherwise  directed  in  writing,   any  Common  Shares  to  be
transferred hereunder shall be transferred as follows:

                  To Citibank:              To be advised.

                  To Counterparty:          To be advised.


                  15.      Addresses for Notices:
                           ---------------------

         For purposes of Section 12(a) of the Agreement, unless otherwise directed in writing, all notices or communications to Counterparty or Citibank shall be delivered as specified in Part 4 of the Agreement.



                         Yours sincerely,

                         CITIBANK, N.A.

                         By:
                             ------------------------------
                             Authorized Representative

                         By:
                             ------------------------------
                             Authorized Representative



Confirmed as of the date first above written:

CITIZENS UTILITIES COMPANY

By:
     ---------------------------------------
   Name:
   Title:

                                    EXHIBIT A
                                     FORM OF
                               BEACON CONFIRMATION


                                  CONFIRMATION

Date:             _________________

To:               Citizens Utilities Company

Telefax No.:      [                ]

Attention:        [                ]

From:             Citibank, N.A.

Telefax No.:      _________________

Transaction Reference Number:  ____________________

                  The purpose of this communication is to set forth the terms and conditions of the above-referenced Transaction entered into on the Trade Date specified below (the "Transaction") between you and us. This communication, together with the Master Confirmation (as defined below), constitutes a "Confirmation" as referred to in the Master Confirmation.

                  1. The definitions and provisions contained in the Master Confirmation are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

                  2. This Confirmation supplements, forms a part of, and is subject to a Basic Equity Acquisition Contract ("BEACON") dated as of February 24, 2000 (the "Master Confirmation") between you and us. All provisions contained in the Agreement (as modified and as defined in the Master Confirmation) shall govern this Confirmation except as expressly modified below.

                  For the purposes of this Confirmation, "Citibank" means Citibank, N.A. and "Counterparty" means Citizens Utilities Company.
                                                  -----------------

                  3. The particular Transaction to which this Confirmation relates is a Basic Equity Acquisition Contract ("BEACON"), the terms of which are as follows:

       Trade Date:                 [ ].

       Initial Reset Date:         [     ] [The  three-month  anniversary of the
                                   Tranche  Date  for  the first Tranche Amount]
                                   (or, if such date is  not a Trading Day,  the
                                    next Trading Day).

       Notice Date:                [ ] (or, if such date is not a Business  Day,
                                   the next Business Day).

       Optional Unwind Date:       [1 year after the Initial Tranche Date]  (or,
                                   if such date is not a  Trading Day, the  next
                                   Trading Day).

       Maturity Date:              [3 years   after the  Initial  Tranche  Date]
                                   (or, if such  date is not a Trading  Day, the
                                    next  Trading Day).

       Carrying Spread:            [0.95]% per annum.

       Commitment Fee Amount:      [not applicable].

       Tranche Fee Rate:           $[0.025].


                  4. Counterparty hereby agrees (a) to check this Confirmation carefully and immediately upon receipt so that errors or discrepancies can be promptly identified and rectified and (b) to confirm that the foregoing correctly sets forth the terms of the agreement between us with respect to the particular Transaction to which this Confirmation relates by manually signing this Confirmation and providing any other information requested herein or in the Master Confirmation and immediately sending a facsimile transmission of an executed copy to Confirmation Unit 416-941-7432, with an executed copy sent to Citibank, N.A., Citibank Place, 123 Front Street West, Toronto, Ontario M5J2M3,
Attention: Confirmation Unit.

                           Yours sincerely,

                           CITIBANK, N.A.

                           By:
                              ------------------------------
                              Authorized Representative

                           By:
                              ------------------------------
                              Authorized Representative

Confirmed as of the date first above written:

CITIZENS UTILITIES COMPANY

By:
     ---------------------------------------
   Name:
   Title:

                            BEACON Account Schedule A
                            -------------------------
[Date]

Citizens Utilities Company
[                ]
[                ]
[                ]
Attention: [                ]
Facsimile: [                ]

                  Counterparty hereby agrees (a) to check this Schedule A carefully and immediately upon receipt to confirm that pursuant to "Procedure for Updating Schedule A" of the Master Confirmation dated as of February 24, 2000, as supplemented by the Confirmation with a Trade Date of _______, _____, between Citibank, N.A. and Citizens Utilities Company (together, the "Confirmation") the Transaction amount has been increased as shown below and otherwise so that errors or discrepancies can be promptly identified and rectified and (b) to confirm that the following correctly sets forth the terms of the agreement between us by manually signing this Schedule A and immediately sending a facsimile transmission of an executed copy to Confirmation Unit 416-941-7432, with an executed copy sent to Citibank, N.A., Citibank Place, 123 Front Street West, Toronto, Ontario M5J2M3, Attention: Confirmation Unit. Capitalized terms used herein that are not otherwise defined shall be defined as provided in the Confirmation.

                                                                     Tranche
 Citibank                Number of      Tranche                      Initial
Reference    Tranche      Common        Price Per      Tranche       Funding
 Number       Date        Shares         Share          Amount        Rate
 ------      ------      -------         -----         -------        ----


                                Yours sincerely,

                                CITIBANK, N.A.

                                By:
                                    --------------------------------
                                    Authorized Representative



                                By:
                                    --------------------------------
                                    Authorized Representative

Confirmed as of the date first above written:

CITIZENS UTILITIES COMPANY

By:
     ---------------------------------------
     Name:
     Title: